UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 1, 2005

YORK INTERNATIONAL CORPORATION
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-10863	13-3473472
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

631 South Richland Avenue, York, Pennsylvania		17403
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(717) 771-7890

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On April 1, 2005, York International Corporation entered into agreements, effective January 1, 2005, with Mr. Wilson Sun in connection with his appointment to Vice President York International and President, York Asia Pacific. Copies of the agreements are filed herewith as exhibits 10.1 and 10.2.

Item 9.01. Financial Statements and Exhibits.

10.1 Employment Agreement between Mr. Wilson Sun and York International Corporation, effective January 1, 2005
10.2 Overseas Contract between Mr. Wilson Sun and York International Corporation, effective January 1, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YORK INTERNATIONAL CORPORATION

April 5, 2005	By:	M. David Kornblatt

Name: M. David Kornblatt
Title: Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Employment Agreement between Mr. Wilson Sun and York International Corporation, effective January 1, 2005
10.2	Overseas Contract between Mr. Wilson Sun and York International Corporation, effective January 1, 2005